--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 19, 2005




                                 OCCULOGIX, INC.
             (Exact name of Registrant as specified in its Charter)


         Delaware                       000 51030              59-343-4771
(State or other Jurisdiction)          (Commission            (IRS Employer
      of Incorporation)                File Number)         Identification No.)


                     2600 Skymark Avenue, Unit 9, Suite 201
                          Mississauga, Ontario L4W 5B2
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (905) 602-0887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

This is an amendment to Item 1.01 of the Form 8-K filed on May 20, 2005.

The Company entered into a settlement agreement, dated as of May 20, 2005, with Dr. David Craig Eldridge, O.D. and David C. Eldridge O.D., P.C. ("Eldridge P.C."), Dr. Eldridge's professional corporation. Dr. Eldridge is currently the Company's Vice President, Science and Technology. Under the terms of the settlement agreement, the Company will pay $48,000 to Eldridge P.C. in settlement of a dispute between Dr. Eldridge and the Company relating to the equity portion of consideration payable by Vascular Sciences Corporation (now the Company) to Dr. Eldridge under a consulting agreement. Dr. Eldridge continues to be employed by the Company as Vice President, Science and Technology.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

This is an amendment to Item 5.02 of the Form 8-K filed on May 20, 2005.

On May 19, 2005, the Company issued a press release announcing the appointment of John Y. Caloz, age 52, as the Company's Chief Financial Officer and Treasurer, which appointment will be effective June 1, 2005. Mr. Caloz will succeed William G. Dumencu who will remain with the Company as VP, Finance.

Pursuant to the terms of his employment agreement with the Company, dated as of May 18, 2005, Mr. Caloz will serve the Company in the position of Chief Financial Officer and Treasurer for an indefinite term beginning on June 1, 2005. Mr. Caloz's compensation will consist of a gross salary of Cdn.$240,000 per annum, annual bonus remuneration in the amount of 50% of his gross salary based upon attainment of performance criteria (with a guaranteed minimum bonus payment in the first year of employment of 20% of his annual gross salary, pro rated to the effective date of his appointment), time-based options under the Company's 2002 Stock Option Plan to purchase 100,000 common shares and performance-based options under the Company's 2002 Stock Option Plan to purchase 62,500 common shares.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         OCCULOGIX, INC.

Date:  May 20, 2005
                                         By:  /s/Stephen Kilmer
                                              ---------------------------------
                                              Stephen Kilmer
                                              Vice President, Corporate Affairs